                                                                 1

                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                               FORM 8-K
                                                             CURENT REPORT
                                Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report: June 22, 2001
             Date of Earliest Event Reported: Not Applicable

                                         COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                (Exact name of registrant as specified in its chapter)

                 Delaware                                 1-8422                              95-4083087
       (State or other jurisdiction                     (Commission                          (IRS Employer
             of incorporation                          File Number)                       Identification No.)

                  4500 PARK GRANADA, CALABASAS CA                                         91302
             (Address of principal executive offices)                                  (Zip Code)

                          Registrant's telephone number, including area code: (818) 225-3000

ITEM 5.  OTHER EVENTS

         Countrywide  Credit  Industries,  Inc.  ("CCI") is hereby filing as Exhibit 99.15 the 2000  Corporate  Report of Balboa Life &
Casualty (the  "Corporate  Report"),  which consists of Balboa Life  Insurance  Company,  a California  corporation,  Balboa  Insurance
Company, a California  corporation,  Meritplan  Insurance Company, a California  corporation and Newport Insurance Company,  an Arizona corporation,  all of which are  wholly-owned  indirect  subsidiaries  of CCI  (collectively  "Balboa Life &  Casualty").  The Corporate
Report  is filed in order to make the  financial  information  contained  therein  available  to the  general  public,  such  financial information is combined and is unaudited.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.                Description
         -----------                -----------

         99.15                      2000  Corporate  Report of Balboa Life &  Casualty,  including  the  unaudited  combined  financial information  at December  31, 2000 of Balboa Life  Insurance  Company,  Balboa  Insurance  Company,
                                    Meritplan Insurance Company, and Newport Insurance Company.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: June 22,2001

                                                     COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                                     By: /s/ Standford L. Kurland

                                                     Standford L. Kurland
                                                     Senior Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

         99.15                      2000  Corporate  Report of Balboa Life& Casualty,  including  the  unaudited  combined  financial information  at December  31, 2000 of Balboa Life  Insurance  Company,  Balboa  Insurance  Company,
                                    Meritplan Insurance Company, and Newport Insurance Company.

Balboa Life & Casualty
Corporate Report - 2000

Message from the Chief Executive and Chief Operating Officers
2000 was a year of significant expansion and growth for the insurance companies of Balboa Life& Casualty. During this time, we introduced new products and sophisticated technologies. We added seasoned industry veterans to our senior management team. And that was just the beginning.

It has now been more than a year since Balboa became part of the Countrywide family of companies. We have used this time and opportunity to make a number of important organizational and operational changes.

Last year, the creation of a new subsidiary, Balboa Life Insurance Company of New York, allowed Balboa to achieve a true nationwide presence in both life and property and casualty operations. It also broadened the Balboa brand in the marketplace. We are particularly proud of this accomplishment.

Another key milestone was Balboa's dramatic expansion to 47 states in the standard homeowners and dwelling fire insurance lines. To manage this expanded business, we created a new Personal Lines division. This division has already returned positive results in the form of added value and additional revenue opportunities for our clients.

To facilitate our customers' access to the services of Balboa's two sisters companies - LandSafe, Inc., a provider of real estate information and loan closing services, and DirectNet Insurance Agency, Inc., a full service private label insurance agency -
Countrywide formed the Balboa Institutional Group in 2000.  This dynamic group guides the sales and marketing efforts of Balboa Life
& Casualty, LandSafe and DirectNet.

We continue to evolve. By expanding the business in 2000, we successfully demonstrated Balboa's commitment to our core market -
financial institutions and select general agencies. The reward for our efforts has been expanded relationships with our existing partners, as well as several exciting new business alliances.

As you read through the following pages, you'll see how every product division and Balboa team member contributed to the progress achieved. You'll also see a number of people who made our accomplishments possible.  And we're not stopping here. With exciting new initiatives and products in the works, we will continue to build partnerships and strategic alliances. It's been an exhilarating and rewarding year for Balboa - and this is only the beginning.

[Signature]                                          [Signature]
Neal R. Aton                                         D. David Cissell
President & CEO                             Executive Vice President & COO

Pull Quote: With exciting new initiatives and products in the works, we will continue to build partnerships and strategic alliances.
It's been an exhilarating and rewarding year for Balboa - and this is only the beginning

Organization Chart

Organization Overview
For more than half a century, Balboa Life &Casualty has been offering a wide range of insurance products and programs designed exclusively for financial institutions and their customers.  Today, Balboa stands as a dominant player in its market niche by working with more than a thousand financial institutions and select general agents.

Balboa Life & Casualty is a group of two life and three property and casualty insurance companies which are wholly-owned subsidiaries of Countrywide Credit Industries, Inc. (NYSE: CCR), a diversified financial services provider and one of the nation's largest mortgage banking operations. The group is comprised of Balboa Life Insurance Company, Balboa Life Insurance Company of New York,
Balboa Insurance Company, Meritplan Insurance Company, and Newport Insurance Company. In addition to its headquarters in Irvine,
California, Balboa has regional offices and service centers throughout the country. Balboa underwrites and services products in all
50 states, Washington, D.C., Guam and the Virgin Islands.

The insurance companies of Balboa Life & Casualty are rated "A" (Excellent) by A.M. Best Company, an insurance information and rating source, with the exception of Balboa Life Insurance Company of New York. Balboa Life Insurance Company of New York, established
December 22, 2000, is currently unrated.

Executive Committee

Balboa Today
Balboa Life&Casualty's executive committee and its staff worked together to bring about a progressive new era of change and advancement in 2000.  By expanding operations and enhancing service, these senior executives led Balboa to achieve several significant milestones.  New product offerings, technology advances and expanded services represent just a few of the team's outstanding achievements.

Balboa's executive committee was strengthened this past year by the addition of several first-rate executives, including Bob
Barbarowicz, Nick Lannutti, Rick Schutt and Jim Sigafoos. With new ideas and perspectives, these executives have brought a wide range of experience, expertise and industry knowledge to Balboa's growing senior management team.

A combined collaborative effort enables Balboa to stand today as a leader in its niche market.  With a firm client focus and an analytical approach to business, Balboa is poised for continued profitable growth and future success.

PHOTO:  executive committee of Balboa Life &Casualty
CAPTION: Committee member names and titles

Pull Quote: With a firm client focus and an analytical approach to business, Balboa is poised for continued profitable growth and future success.

Year in Review

Balboa Life &Casualty solidified its position as an industry pacesetter in 2000.  With comprehensive product portfolios, enhanced tracking services, the creative utilization of technologies and unrivaled claims paying and customer service, Balboa's product divisions brought ideas and innovations to market that helped clients build their businesses and increase profitability.

Balboa's four product divisions are the business cornerstones:

Collateral Protection Insurance
As a leader in creditor-placed auto insurance and insurance tracking services, this division continues to remain successful in the extremely competitive automobile finance market.  Versatile product offerings and the ability to effectively leverage technology led the Collateral Protection division to improve its services to financial institutions and their customers.

Property Hazard Insurance
This division magnified its market presence in 2000 by offering new ways for clients to expand their revenue-generating opportunities.  A new Web site, Optical Character Recognition (OCR), expanded claims servicing and new product offerings serve as a few examples.  Technology and service enhancements allowed the Property Hazard division to solidify its standing as an industry leader.

Life & Credit Insurance
Expansion was the focus of Balboa's Life& Credit division in 2000.  Business expansion into New York, the addition of new products and services and the implementation of predictive modeling directed this division to meet market demand and provide clients with additional sources of revenue growth.

Personal Lines Insurance
This new product division was created in 2000 to manage the company's formidable homeowner's insurance portfolio, continue program expansion and provide the highest level of client service.  The Personal Lines division rose to the challenge by expanding homeowner's insurance products into 47 states, introducing new personal line products and capitalizing on technology resources to meet these goals.

Collateral Protection Insurance

An Industry Leader
Balboa's Collateral Protection Insurance (CPI) division is one of the industry's largest full-service underwriters and administrators of creditor-placed and Guaranteed Asset Protection (GAP) insurance. The division offers these products, in addition to lender's single interest and loan and lease tracking services, to financial institutions and general agents nationwide.

Serving as a loyal business partner, the CPI division works directly with numerous financial institutions and has established strong relationships with a select group of experienced general agents. These partnerships allow Balboa to enjoy a unique market position and to distribute its products to thousands of lenders and automobile dealers.

Ongoing Success
As one of the company's most substantial business segments, Balboa's strong commitment to creditor-placed and GAP programs continues.
With product enhancements and new innovations in the works, the CPI division stands dedicated to providing quality services and maintaining stringent service standards that set it apart from the competition.

In the competitive automobile finance marketplace, Balboa's GAP program remains extremely successful. Much of this success can be attributed to the division's ability to offer GAP insurance as either a debt cancellation waiver program or as an insurance policy.
The division is also positioned to provide both underwriting and administration services directly to financial institutions and automobile dealers.

Leveraging Technology
The CPI division effectively leverages Balboa's technological proficiency by using its advanced systems to improve service levels and capabilities. The adoption of Balboa's innovative ihaveinsurance.com Web site serves as one such example. This site focuses on automobile insurance verification and offers customer convenience and immediate information updates for tracking purposes.

Another example exists in the division's use of Electronic Data Interchange (EDI).  Already an industry leader in EDI, CPI successfully uses this impressive capability as a part of its tracking services.

Design Element: List division's product in side column
Creditor-placed Auto Insurance
Loan and Lease Tracking Services
Lender's Single Interest
Guaranteed Asset Protection (GAP)

Property Hazard Insurance

A Year of Enhancement
The business mission of Balboa's Property Hazard division in 2000 was enhancement - enhancement of products, enhancement of systems and enhancement of technology and services.

Upgrades through Technology
The Property Hazard division fulfilled its mission, in part, by making significant commitments to leading edge technology. For example, Balboa rolled out OCR for Forms(TM), a document processing system which programmatically feeds "computer read" data into
Balboa's flagship tracking system. This system ensures highly exacting, easily accessible customer information in a paperless environment.

In 2000, this division further enhanced business by introducing a new Web site -  www.ihaveinsurance.com. This site enables homeowners to provide online verification when they have obtained home insurance coverage. Customers immediately embraced the new site and usage continues to increase.

Advantages through CustomSourcingSM
Lenders continued to reduce their administrative burden in 2000 by using Balboa's CustomSourcing alternative. CustomSourcing is a unique program that gives mortgage servicers the opportunity to pick and choose from an array of tasks to be performed off-site -
without giving up control over the process.

Expanded Claims Servicing
Balboa's Smithsonian award-winning claims servicing system continues to provide outstanding record tracking of lender-based claims -
closing more than 80 percent within 30 days. The division's expertise has allowed Balboa's claims service business to expand to provide third-party claims administration in support of the mortgage servicing industry.

New Product Offerings
The division also added mortgage-related direct response products to its already strong mix of property insurance programs. Mortgage disaster, personal catastrophe and home warranty policies were introduced with great success during 2000.

Design element:  list division's products in a column
CustomSourcingSM Mortgage Tracking
Creditor-placed Fire Insurance
Creditor-placed Homeowners Insurance
Creditor-placed Flood Insurance
Mortgage Catastrophe
Home Warranty

OCR for Forms is a trademark of Microsystems Technology, Inc.

Life & Credit Insurance

Expanded Product and Service Offerings
To meet the ever-increasing market need for product variety, Balboa's Life & Credit division expanded its products, services, staff and business lines in 2000 to provide financial institutions with additional sources of revenue growth.

Although traditional credit insurance remains important to the marketplace, market demands are shifting focus to include debt management programs. In response to this shift, the Life & Credit division has added a full portfolio of support services for debt management programs. In addition, the division has emphasized development of new products including a short-term disability program and a fully underwritten life insurance policy.

Balboa also made significant investments in system and process upgrades to provide integrated support for all of its products. The division created a credit insurance training program, which is now available on compact disk for use on personal computers.
Quick-issue life and disability underwriting processes and mortgage insurance premium billing interfaces were developed.  Upgrades to
Balboa's renters insurance Web site were made and links were created connecting client sites to the renters insurance site for online policy applications.

Business Expansion into New York
A significant development in Balboa's business expansion efforts was the establishment of Balboa Life Insurance Company of New York.
This new subsidiary allows Balboa Life&Casualty to sell products and services to residents of the state of New York. These products include credit life, credit disability, short-term disability and mortgage insurance.

Customized Campaigns
Balboa Life & Credit also set out to expand its business by optimizing the effectiveness of its customers' direct response campaigns.
Last year, the division began using predictive modeling to maximize consumer response while maintaining cost effectiveness in direct response campaigns.  To complement these improved direct mail capabilities, the division developed Web-based product links that allow for the seamless integration of Balboa product quotes through the sponsoring financial institutions' Web sites.

Design element: list division's products in side column
Mortgage Accidental Death Insurance
Accidental Death & Dismemberment Insurance (AD&D)
Debt Deferral and Debt Cancellation Program Administration
Mortgage Life and Disability Insurance
Short-term Disability Insurance
Credit Life, Disability, Involuntary Unemployment and Property Insurance
Renters Insurance

Personal Lines Insurance

Balboa Expands Products
A key to Balboa's corporate focus is diversification through new products offerings. The Year 2000 demonstrated rapid development of this strategic initiative. Balboa's Homeowner product line was aggressively expanded into 47 states during 2000. In a period of only
12 months, Balboa forged into the Personal Lines arena by dramatically expanding its participation in the super preferred homeowners and preferred homeowners lines. Additionally, condominium, tenants and dwelling fire were made available in key markets throughout the country.

To manage continued program expansion and ensure the highest level of client service, Balboa further created a separate Personal
Lines division in 2000. Supplementing a strong existing staff, the division has recruited and hired talented, tenured professionals from every corner and discipline in the industry including underwriting, claims and marketing, drawing from agency and lender experience.

New Products Add Value
In addition to creating the condominium owners, tenants and dwelling fire policies, the division made another significant product introduction - Balboa's five-year homeowners policy. Sold at the time of home purchase, this policy provides valuable homeowner protection and significant, locked-in, five-year savings.

Technology Serves and Supports
Capitalizing on the company's technological expertise, Balboa utilized the latest technology to support this new business line. The development of an advanced multi-database predictive modeling system is giving Balboa a competitive edge in assessing individual risks and controlling loss costs. Through leveraging existing systems, strategic alliances and developmental expertise, the Personal
Lines division now offers a technology platform that can accommodate rapid systems implementations and special product enhancements.
Using the company's dynamic imaging and workflow system, the Personal Lines division also enhanced its operational efficiencies by offering paperless underwriting.

Design element: list division's products in side column
Homeowners Insurance
Condominium Owners Insurance
Tenants Insurance
Dwelling Fire Insurance
WYO Flood Provider

Regional Service Offices

National Sales Coverage
Balboa believes in the power of personal contact.  That's why the company maintains a nationwide network of sales and service offices that deliver a personalized approach to all clients.  Balboa fulfills a nationwide demand for outsourced, insurance management services with two regional offices - one in the Southwest and another in the Northeast.

The redundancy of Balboa's service centers is a critical component of our business continuation plan. The centers' ability to efficiently redirect calls and handle large quantities of mail ensures limited business disruption in the unlikely event of a processing interruption. As the primary contact point for many of Balboa's tracking clients, these offices also ensure cost-effective customer and claim service, a cohesive systems interface and exacting premium and commission reporting.

Southwest Regional Office
Balboa's Southwest Regional office, located in California, has been providing outstanding service since 1980. During 2000 and early
2001, this regional office experienced rapid growth of millions of loans. To effectively plan for and manage this business expansion,
Balboa will, during 2001, relocate its Southwest Regional Office from Rosemead, California to a new and much larger facility in Simi
Valley, California.

Northeast Regional Office
The Northeast regional office in Pennsylvania also experienced significant growth during 2000.  This office boasts an average tenure of ten years for staff and 14 years for management.  This experience, coupled with a firm dedication to first-rate service, gives this group the ability to deliver exceptional insurance tracking and claim services to its CustomSourcing mortgage and auto tracking clients.

Nationwide Sales Force

The Critical Link
Balboa's sales executives provide the critical link between company resources and industry demands. By capturing client requirements, the sales executives work with the home and regional office staff to meet the client's needs.

Responding to Industry Dynamics
Perhaps more than any previous year, 2000 was a milestone for financial services industry participants. Continued consolidations, active federal and state regulations and a rampant economy fueled an already dynamic business environment.

Sales' Response
Balboa's sales team responded to this industry dynamic in a number of ways. First, by realigning itself from territory based to market/channel based (as depicted above) in order to focus on issues unique to the bank, credit card, mortgage, finance company and general agent markets. Second, by taking advantage of our parent company's impressive resources and relationships to offer a wider range of products. This includes, where appropriate, coordinating efforts within the newly-created Balboa Institutional Group to strengthen the collective relationship our clients have with Balboa and its sister companies LandSafe, Inc. and DirectNet Insurance
Agency, Inc. Finally, during 2000, the sales organization began to employ predictive models and other new analytical tools to enhance the opportunities they bring to their current and prospective clients.

Message from Financial Officers

The accompanying unaudited financial statements present Balboa's combined operations and balance sheet. As explained last year, the combined pro forma 1999 operations are presented net of certain credit insurance retained by our former parent company1. The year-over-year growth in premium volume, net income and total assets illustrates Balboa's commitment to improved insurance products, programs and services and financial performance.

A Rewarding Future
Balboa is poised for continued profitable growth. The company has entered the new century with a broader array of product offerings, new business lines and a diverse geographic distribution of revenue -- all supported by expanded distribution channels.  Balboa's financial infrastructure is also developing new tools to analyze profitability and operating efficiencies.  These tools have enabled the company to:
o        grow premium volume without incurring a disproportionate increase in operational costs;
o        maintain a conservative loss reserve posture; and
o        continue building a conservative investment portfolio able to meet anticipated short- and long-term cash needs and obligations to policyholders and creditors.
In short, the Balboa finance culture is positioned to support even greater growth and product mix change. While Balboa is changing for the sake of improvement, the company has not lost sight of past successful practices and has remained loyal to a conservative financial legacy.

Ratings Affirmed
A.M. Best Company affirmed the "A" (Excellent) rating of Balboa Insurance Company, its subsidiaries, and Balboa Life Insurance
Company.  The "A" rating confirms Balboa's excellent financial strength and operating performance, coupled with A.M. Best Company's strong belief in the company's ability to meet ongoing obligations to policyholders.  Once again, both the P&C and Life companies obtained a Best's Capital Adequacy Relativity ratio in excess of 100, proving that Balboa continues to maintain higher capitalization than comparable industry peers. Balboa Life Insurance Company of New York, established December 22, 2000, has not been rated by A.M.
Best.

Reinsurance Strategy
The use of catastrophe reinsurance coverage, aided by the strategic use of other reinsurance contracts with good credit quality reinsurers, reinforces Balboa's strong financial picture. Through reinsurance mechanisms, Balboa is able to effectively manage risk associated with product concentration, while better leveraging its capital. The company currently maintains catastrophe protection against the occurrence of a 250-year event, with exposure to individual claims capped at $100,000.

[Signature]                                          [Signature]
Frederick A. Urschel                                 Kristine F. McKay
Senior Vice President                                Senior Vice President
&Chief Actuary                          & Chief Financial Officer

Pull Quote: The year-over-year growth in premium volume, net income and total assets illustrates Balboa's commitment to improved insurance products, programs and services and financial performance.

Corporate Directors

Carlos M.Garcia (Chairman)
Senior Managing Director and
Chief Financial Officer
Countrywide Credit Industries, Inc.;
Chairman
Countrywide Insurance Group, Inc.

Neal R. Aton
President & Chief Executive Officer
Balboa Life & Casualty

Andrew S. Bielanski
Managing Director, Marketing
Countrywide Credit Industries, Inc.

Thomas H. Boone, Jr.
Senior Managing Director &
Chief of Global Processing
Countrywide Credit Industries, Inc.

D. David Cissell
Executive Vice President&
Chief Operating Officer
Balboa Life & Casualty

Marshall M. Gates
Managing Director, Developing Markets
Countrywide Credit Industries, Inc.;
Vice Chairman&Chief Executive Officer
Countrywide Insurance Group, Inc.

Andrew Gissinger III
President
Balboa Institutional Group;
President & Chief Operating Officer
Countrywide Insurance Group, Inc.

Richard S. Lewis
Managing Director, Profitability Enhancement Initiatives
Countrywide Home Loans, Inc.

Steven D. Phillips
President
Countrywide Insurance Services, Inc.

David Sambol
Senior Managing Director &
Chief of Production
Countrywide Credit Industries, Inc.

Jeffrey K. Speakes
Managing Director, Risk Management
Countrywide Credit Industries, Inc.

Corporate Officers

Carlos M. Garcia
Chairman of the Board of Directors

Neal R. Aton
President & Chief Executive Officer

Robert P. Barbarowicz
Executive Vice President, General Counsel
&Secretary

D. David Cissell
Executive Vice President &
Chief Operating Officer

Patrick T. Driscoll
Senior Vice President
Product &Finance

Vincent R. Gangi
Senior Vice President
Loan Servicing Operations

Trisha A. Heileson
Senior Vice President
Sales, Bank Channel Manager

Bonnie J. Hickmann
Senior Vice President
Collateral Protection Division Manager

John P. Keenan
Senior Vice President
Life&Credit Division Manager

Bobby R. King
Senior Vice President
Sales, General Agent/Finance Channel Manager

Craig D. Korotko
Senior Vice President&
Chief Information Officer

Nicholas J. Lannutti
Senior Vice President
Product&Business Development

Kristine F. McKay
Senior Vice President, Treasurer &
Chief Financial Officer

John F. Meadows
Senior Vice President
Property Hazard Division Manager

Rickard F. Schutt
Senior Vice President
Personal Lines Division Manager

James R. Sigafoos
Senior Vice President
Chief Administrative Officer

Frederick A. Urschel
Senior Vice President&
Chief Actuary

Robert L. Thompson
First Vice President
Life Operations

John B. Tullius
First Vice President
Collateral Protection Division

Terry K. Ball
Vice President
Sales, Bank Channel

Cynthia T. Berger
Vice President
Marketing Manager

Denise M. Cahen
Vice President
Client Relations

James W. F. Clark
Vice President
Government Affairs & Compliance

Michael P. Flaherty
Vice President
Sales, General Agent Channel

Frank J. Garbinski
Vice President
Northeast Regional Office Manager

Brian K. Godzisz
Vice President
Systems &Operations Support

James S. Grimsley
Vice President
Sales, Finance Channel

David J. Grundy
Vice President
Application Development

Teri E. Howes
Vice President
Project Office

Janet L. Lawrence
Vice President
e-Commerce

Melvin D. Martinez
Vice President
Corporate Counsel

Frank L. Natalizio
Vice President
Computing Services & Data Base Administration

Mark S. Pfeifer
Vice President
Sales, Bank Channel

Geri Relich
Vice President&Controller

Wendy J. Scholl
Vice President
Litigation Counsel

Kathy J. Sharman
Vice President
Application Development

D. Babette Sikes
Vice President
Life & Credit Division

Kenneth L. Slaton
Vice President
Life&Credit Division

Laila B. Soares
Vice President
Corporate Counsel

Michael J. Thompson
Vice President, Administration
Balboa Life Insurance Company of New York

Elizabeth R. White
Vice President
Reinsurance

Debbie E. Wortman
Vice President
Sales, Finance Channel

Inside Back Cover

Corporate Locations

Home Office
Balboa Life & Casualty
18581 Teller Avenue
Irvine, California  92612-1627
(800) 854-6115
(949) 553-0700
www.balboainsurance.com

New York Office
Balboa Life Insurance Company of New York
410 Park Avenue, 22nd Floor
New York, New York  10022-4407
(877) 646-2281
(646) 282-1943

Regional Service Offices

Southwest Regional Office
Balboa Life & Casualty
1797 Tapo Canyon Road
Simi Valley, CA 93065
Vincent Gangi, Vice President
(800) 854-6115

Northeast Regional Office
Balboa Life & Casualty
1120 Stevenson Mill Road, Suite 200
Moon Township, Pennsylvania  15108
Frank Garbinski, Vice President
(800) 442-7488

National Account Executives

Life &Credit

Babette Sikes, Vice President, Client Services
Irene Brooks, Account Executive
Alexa Davis, Sr. Account Executive
Marybeth Gallagher, Sr. Account Executive
Cal Hughes, National Account Executive
Tracy McGrade, Sr. Account Executive
Gina Trofa, Sr. Account Executive
Linda Wentzel, Account Executive
Irvine, California
(800) 854-6115

Personal Lines

Helen Carruthers, Assistant Vice President, Personal Lines
Kathleen Keenan, Account Executive
Linda Tobias, Sr. Account Executive
Irvine, California
(800) 854-6115

Lender-Placed Property and Auto

Steve Allen
Paso Robles, California
(805) 237-0108

Michele Anolik
Moon Township, Pennsylvania
(800) 442-7488

Pat Godsey
Pensacola, Florida
(850) 994-3934

Joanie Herzon
Irvine, California
(800) 854-6115

Lucky Navarro
Irvine, California
(800) 854-6115

Linda Pollock
Irvine, California
(800) 854-6115

National Sales Executives

Western Division

Trisha A. Heileson
Senior Vice President, Bank Channel Manager
Irvine, California
(800) 854-6115

Terrence K. Ball
Vice President, Bank Channel
Seattle, Washington
(877) 248-1653

Michael Flaherty
Vice President, General Agent Channel
Norcross, Georgia
(877) 322-6464

Eastern Division

Bobby R. King
Senior Vice President, General Agent/Finance Channel Manager
Atlanta, Georgia
(800) 780-2260

James S. Grimsley
Vice President, Finance Channel
Atlanta, Georgia
(800) 957-6676

Mark S. Pfeifer
Vice President, Bank Channel
East Brunswick, New Jersey
(877) 554-3636

Debbie Wortman
Vice President, Finance Channel
Atlanta, Georgia
(800) 801-5782

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1.   Associates First Capital Corporation